UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005
                                                  (February 23, 2005)

                           NewMarket Technology Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
           ----------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     The purpose of this current report on Form 8-K is to report a change the Company's Certifying Accountant.


ITEM 4.01(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 23, 2005 the Company was notified that Durland & Company, CPAs, PA would not be able to act as the Company's independent auditor as a result of the PCAOB interpretation of the rule requiring the rotation of audit partner every five years, as Durland & Company has only one partner.


     Durland & Company, CPAs, PA performed the audit for the period ended December 31, 2003, which did not contain any adverse opinion or a disclaimer of opinion, nor was qualified.

     During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the resign as the Company's independent auditors, there were no disagreements with Durland & Company, CPAs, PA, with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.



ITEM 4.01(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On February 23, 2005, the Company's board of directors approved the engagement of the firm of Pollard-Kelley Auditing Services, Inc., 3250 W. Market St., Suite 307, Fairlawn, Ohio 44333, as the Company's independent auditors. Such appointment was accepted by Terance Kelly of the firm.

     During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Pollard-Kelley Auditing Services, Inc., the Company, or someone on the Company's behalf, had not consulted Pollard-Kelley Auditing Services, Inc. regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

     On February 28, 2005 the Company provided Durland & Company, CPAs, PA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

None

     (b) Pro forma financial statements.

None

     (c) Exhibits. These exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601), or Item 601 of Regulation S-B (17 CFR 228.601) and Instruction B.2 to this form.

Exhibit No.    Description
----------------------------------------------------------------------

16.1   *      Durland & Company, CPAs, PA letter regarding change of accountant.

-----------------
*    Filed herewith

                                   SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           NewMarket Technology, Inc.


                         By:  /s/ Philip M. Verges
                            -------------------------------------
                            Philip M. Verges
                            Chief Executive Officer and
                            Chief Financial Officer




Date: February 28, 2005